Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

Account Name	: THE ENDURANCE INTERNATIONAL GROUP
Account Number	: 109999	Order Valid Until	: 03-Sep-2016	PREPARED BY:	PREPARED FOR:
Order Number	: 1-54210756980			Tim Horton	Ryan Buckley
Version #	: 3	Initial Term (Months)	: 48	[**]	[**]
Agreement #	: 00017243.0	Renewal Period (Months)	: 12	[**]	[**]
		Non-renewal notice (Days)	: 90

IBX: BO1								Address: 74 West, United States

Section C : Product/Element Changes		Qty	UoM	Action	Order Reference #	Total Charges NRC(USD)	Current Price MRC (USD)	Incremental MRC (USD)	Effective Date
Part #	Product
SPC00002	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
CAB00001	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
CAB00001	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
CAG00001	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
POW00002	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
POW00004	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
POW00004	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
POW00001	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	[**]	147609	[**]	[**]	[**]	01-Aug-2016

Equinix Order Number:1-54210756980	Page 1 of 5

IBX: BO1								Address: 74 West, United States

Section C : Product/Element Changes		Qty	UoM	Action	Order Reference #	Total Charges NRC(USD)	Current Price MRC (USD)	Incremental MRC (USD)	Effective Date
Part #	Product
POW00003	[**]	[**]	[**]	-	147609	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	-	147609	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	-	147609	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	-	147609	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	-		[**]	[**]	[**]	01-Aug-2016
CC00004	[**]	[**]	[**]	-	147609	[**]	[**]	[**]	01-Aug-2016
Section Total						[**]		[**]

IBX: BO1								Address: 74 West, United States

Section D: Continuing Services		Qty	UoM	Order Reference #	Unit Pricing (USD)		Total Charges (USD)		Effective Date
Part #	Product				NRC	MRC	NRC	MRC
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016

Equinix Order Number:1-54210756980	Page 2 of 5

IBX: BO1								Address: 74 West, United States

Section D: Continuing Services		Qty	UoM	Order Reference #	Unit Pricing (USD)		Total Charges (USD)		Effective Date
Part #	Product				NRC	MRC	NRC	MRC
PS00004	[**]	[**]	[**]		-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]		-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
PS00004	[**]	[**]	[**]		-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]		-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]	147609	-	-	[**]	[**]	01-Aug-2016
Section Total							-	[**]

Grand Total
NRC	[**]
Incremental MRC	[**]

TERMS AND CONDITIONS

1.	INTRODUCTION

This Replacement Order is governed by and incorporated by reference into the applicable Master Country Agreement or other similar agreement between the Parties (“Agreement”).

Capitalized terms used but not defined in this Replacement Order shall have the meaning ascribed to them in the Agreement or shall refer to the values listed at the top of this Order.

This Replacement Order replaces and supersedes the Order(s) referenced above (including any Online or Phone Orders related to or incorporated by reference into such Order(s)) and will, as applicable, add those new Products detailed in Section A, terminate the Products detailed in Section B and amend the Products detailed in Section C as further detailed above from the Effective Date stated in the relevant Section.

Equinix Order Number:1-54210756980	Page 3 of 5

2.	DEFINITIONS

‘Effective Date’ as used in this Order shall be:

-	For Section A: Product Additions, the date stated above on which the addition to the Licensed Space and Services takes effect;
-	For Section B: Product Deletions, the date stated above on which the termination of the Licensed Space and Services takes effect;
-	For Section C: Product Changes, the date stated above on which the change to the Licensed Space and Services takes effect;

or, if no such date is stated above, then the last signature date of this Replacement Order.

‘Products’ as used in this Order may also be referred to as Licensed Space and Services.

PRODUCT TERMS

Additional terms and conditions applicable to the Products listed above can be found at the following URL: http://www.equinix.com/resources/product-documents and are incorporated by reference into this Order.

3. INITIAL TERM & RENEWAL PERIOD

The Initial Term will commence on the Effective Date and will remain in effect for the Initial Term.

After the Initial Term, the term will automatically renew for the Renewal Period unless either Party terminates the Order by providing written Non-renewal notice prior to the end of the then-current term to the other Party in which event this Order will terminate at the end of the then-current term.

4. POWER LIMITATIONS

The maximum amount of electrical power that Customer may draw (“Draw Cap”) is specified as [**] amount listed above. Customer may not draw more power than the Draw Cap. If Customer [**] the Draw Cap, Equinix will notify Customer and Customer must [**] power draw to be [**] the Draw Cap within [**] (or as otherwise agreed) or Equinix may suspend power to return to Draw Cap compliance.

5. PRICE AND PRICE INCREASE

Customer will pay the Fees for the Licensed Space and Services from the Effective Date.

Notwithstanding anything in this Order to the contrary, all Fees for those Products in the Price Increase Terms may be subject to the Price Increase with effect from the date stated in the Price Increase Terms and every [**] thereafter, except where a change in Equinix’s direct electrical supply costs exceeds the Price Increase value listed below then Equinix may change the Fees for power Services by such increased cost.

Price Increase : [**]% Price Increase Terms : All products increase with effect from [**] after Effective Date

Equinix Order Number:1-54210756980	Page 4 of 5

THE ENDURANCE INTERNATIONAL GROUP		Equinix LLC, on behalf of itself and its U.S. Affiliates
Signature: /s/ Kurt Littlefield Name: Kurt Littlefield Title: SVP Customer Operations Date: 8/4/2016	Billing Contact Name: Jonathan Sree Billing Address: 10 CORPORATE DR STE 300 BURLINGTON United States 01803-4200 Phone Number: Email Address: [**]	Equinix Local Entity Address One Lagoon Drive, 4th Floor Redwood City CA United States 94065	Signature: /s/ Bob Bosco Name: Bob Bosco Title: Director, Order Management Date: 20-Jul-2016

Equinix Order Number:1-54210756980	Page 5 of 5

Account Name	: THE ENDURANCE INTERNATIONAL GROUP
Account Number	: 109999	Order Valid Until	: 03-Sep-2016	PREPARED BY:	PREPARED FOR:
Order Number	: 1-54216771102			Tim Horton	Ryan Buckley
Version #	: 3	Initial Term (Months)	: 48	[**]	[**]
Agreement #	: 00017243.0	Renewal Period (Months)	: 12	[**]	[**]
		Non-renewal notice (Days)	: 90

IBX: BO1								Address: 74 West, United States

Section C : Product/Element Changes		Qty	UoM	Action	Order Reference #	Total Charges NRC(USD)	Current Price MRC (USD)	Incremental MRC (USD)	Effective Date
Part #	Product
SPC00002	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
CAB00001	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
CAB00001	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
POW00001	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016

Equinix Order Number:1-54216771102	Page 1 of 5

IBX: BO1								Address: 74 West, United States

Section C : Product/Element Changes		Qty	UoM	Action	Order Reference #	Total Charges NRC(USD)	Current Price MRC (USD)	Incremental MRC (USD)	Effective Date
Part #	Product
POW00003	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
POW00003	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
CC00004	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
CAG00001	[**]	[**]	[**]	[**]	147634	[**]	[**]	[**]	01-Aug-2016
Section Total						[**]		[**]

IBX: BO1								Address: 74 West, United States

Section D: Continuing Services		Qty	UoM	Order Reference #	Unit Pricing (USD)		Total Charges (USD)		Effective Date
Part #	Product				NRC	MRC	NRC	MRC
PS00004	[**]	[**]	[**]		[**]	[**]	[**]	[**]	01-Aug-2016
CC00001	[**]	[**]	[**]		[**]	[**]	[**]	[**]	01-Aug-2016
Section Total							-	[**]

Grand Total
NRC	[**]
Incremental MRC	[**]

Equinix Order Number:1-54216771102	Page 2 of 5

TERMS AND CONDITIONS

1.	INTRODUCTION

This Replacement Order is governed by and incorporated by reference into the applicable Master Country Agreement or other similar agreement between the Parties (“Agreement”).

Capitalized terms used but not defined in this Replacement Order shall have the meaning ascribed to them in the Agreement or shall refer to the values listed at the top of this Order.

This Replacement Order replaces and supersedes the Order(s) referenced above (including any Online or Phone Orders related to or incorporated by reference into such Order(s)) and will, as applicable, add those new Products detailed in Section A, terminate the Products detailed in Section B and amend the Products detailed in Section C as further detailed above from the Effective Date stated in the relevant Section.

2.	DEFINITIONS

‘Effective Date’ as used in this Order shall be:

-	For Section A: Product Additions, the date stated above on which the addition to the Licensed Space and Services takes effect;
-	For Section B: Product Deletions, the date stated above on which the termination of the Licensed Space and Services takes effect;
-	For Section C: Product Changes, the date stated above on which the change to the Licensed Space and Services takes effect;

or, if no such date is stated above, then the last signature date of this Replacement Order.

‘Products’ as used in this Order may also be referred to as Licensed Space and Services.

PRODUCT TERMS

Additional terms and conditions applicable to the Products listed above can be found at the following URL: http://www.equinix.com/resources/product-documents and are incorporated by reference into this Order.

3. INITIAL TERM & RENEWAL PERIOD

The Initial Term will commence on the Effective Date and will remain in effect for the Initial Term.

After the Initial Term, the term will automatically renew for the Renewal Period unless either Party terminates the Order by providing written Non-renewal notice prior to the end of the then-current term to the other Party in which event this Order will terminate at the end of the then-current term.

Equinix Order Number:1-54216771102	Page 3 of 5

4. POWER LIMITATIONS

The maximum amount of electrical power that Customer may draw (“Draw Cap”) is specified as [**] amount listed above. Customer may not draw more power than the Draw Cap. If Customer [**] the Draw Cap, Equinix will notify Customer and Customer must [**] power draw to be [**] the Draw Cap within [**] (or as otherwise agreed) or Equinix may suspend power to return to Draw Cap compliance.

5. PRICE AND PRICE INCREASE

Customer will pay the Fees for the Licensed Space and Services from the Effective Date.

Notwithstanding anything in this Order to the contrary, all Fees for those Products in the Price Increase Terms may be subject to the Price Increase with effect from the date stated in the Price Increase Terms and every [**] thereafter, except where a change in Equinix’s direct electrical supply costs exceeds the Price Increase value listed below then Equinix may change the Fees for power Services by such increased cost.

Price Increase : [**]% Price Increase Terms : All products increase with effect from [**] after Effective Date

Equinix Order Number:1-54216771102	Page 4 of 5

THE ENDURANCE INTERNATIONAL GROUP		Equinix LLC, on behalf of itself and its U.S. Affiliates
Signature: /s/ Kurt Littlefield Name: Kurt Littlefield Title: SVP Customer Operations Date: 8/4/2016	Billing Contact Name: Jonathan Sree Billing Address: 10 CORPORATE DR STE 300 BURLINGTON United States 01803-4200 Phone Number: Email Address: [**]	Equinix Local Entity Address One Lagoon Drive, 4th Floor Redwood City CA United States 94065	Signature: /s/ Bob Bosco Name: Bob Bosco Title: Director, Order Management Date: 20-Jul-2016

Equinix Order Number:1-54216771102	Page 5 of 5